Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 2 TO LOAN AGREEMENT

This Second Amendment to Forbearance Agreement and Amendment No. 2 to Loan Agreement, dated as of December 20, 2019 (this “Agreement”) is among KEY ENERGY SERVICES, INC., a Delaware corporation (the “Company”), KEY ENERGY SERVICES, LLC, a Texas limited liability company (“Key Energy LLC”, and together with the Company, collectively, “Borrowers” or “Borrower”), Lenders party to this Agreement and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), which amends that certain Forbearance Agreement, dated as of October 29, 2019 (the “Forbearance Agreement”), by and among the Borrowers, the Administrative Agent and the Lenders and the Loan Agreement referenced below.

W I T N E S S E T H:

WHEREAS, Borrowers, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Loan and Security Agreement dated as of December 15, 2016 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement or the Forbearance Agreement, as applicable);

WHEREAS, Borrowers, the Lenders and the Administrative Agent are parties to the Forbearance Agreement, pursuant to which the Lenders and the Administrative Agent agreed to forbear from exercising certain default-related rights and remedies against Borrowers and the other Obligors with respect to the Specified Defaults during the Forbearance Period;

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to (i) amend the Forbearance Agreement and waive certain breaches thereof and (ii) amend the Loan Agreement, in each case as set forth therein; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendments and waivers on terms and subject to conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Limited Waiver. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Administrative Agent and the Lenders hereby waive any breach of the covenant to maintain minimum Availability as set forth in clause xi of Section 3(b) of the Forbearance Agreement, and any Forbearance Termination Event that has arisen as a result of such breach, solely to the extent such breach and such Forbearance Termination Event have occurred prior to the date hereof.

The waivers contained in this Section 1 are limited and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver of (a) any Default or Event of Default under the Loan Agreement, including any Specified Default referenced in the Forbearance Agreement, or any other breach or Forbearance Termination Event under the Forbearance Agreement or (b) any term or condition of the Forbearance Agreement, Loan Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Administrative Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

2. Amendments to Forbearance Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof,

2.1 clause xi of Section 3(b) of the Forbearance Agreement is hereby amended by replacing the dollar amount “$12,500,000” set forth therein with the dollar amount “$10,000,000”;

2.2 clause xii of Section 3(b) of the Forbearance Agreement is hereby amended by replacing the phrase “the failure to comply with Section 12(b), Section 12(c) or Section 12(d)” set forth therein with the phrase “the failure to comply with Section 12(b), Section 12(c), Section 12(d) or Section 12(e)”; and

2.3 Section 12 of the Forbearance Agreement is hereby amended by:

(a) re-lettering Section 12(e) thereof as Section 12(f);

(b) inserting a new Section 12(e) therein, which shall read in its entirety as follow:

“(e) During the Forbearance Period, Borrowers shall deliver to the Lenders on or prior to 5:00 p.m. (Eastern time) on Wednesday of every calendar week, beginning with the calendar week ending on December 20, 2019, a report for the weekly period ended on the most recent Friday that provides a narrative description of any material variances from, or changes to, the 13-Week Borrowing Base Forecast.”

(c) amending the re-lettered Section 12(f) by replacing the phrase “or (iii) deliver a Borrowing Base Report as required by Section 12(d), shall each constitute a Forbearance Termination Event” set forth therein with the phrase “, (iii) to deliver a Borrowing Base Report as required by Section 12(d) or (iv) to deliver any report required by Section 12(e) hereof, shall each constitute a Forbearance Termination Event”.

3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof,

3.1 Schedule 1.1 to the Loan Agreement is hereby amended and restated as Schedule 1.1 to this Agreement;

3.2 The defined term “Covenant Trigger Period” in Section 1.1 of the Loan Agreement is amended by replacing the dollar amount “12,500,000” in each place such dollar amount appears in that defined term with the dollar amount “10,000,000”; and

3.3 The defined term “Sweep Trigger Period” in Section 1.1 of the Loan Agreement is amended by replacing the dollar amount “12,500,000” in each place such dollar amount appears in that defined term with the dollar amount “10,000,000”.

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4. No Other Amendments or Waivers.

This Agreement, and the terms and provisions hereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the forbearance expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the Loan Agreement (as amended hereby) shall remain unchanged and in full force and effect. Except as expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Loan Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.

5. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on the date hereof:

5.1 Execution of Agreement. Each Obligor, Administrative Agent and the Required Lenders shall have duly executed and delivered this Agreement.

5.2 Borrowing Base Forecast. Lenders shall have received a preliminary Borrowing Base forecast of the Borrowers covering the 13-week period ending March 6, 2020 (the “13-Week Borrowing Base Forecast”), which 13-Week Borrowing Base Forecast and any amendments thereto shall reflect, projected Borrowing Base as of the close of business on Friday of each week covered thereby.

5.3 Accuracy of Representations and Warranties. All representations and warranties contained in Section 6 hereof shall be true and correct in all respects.

5.4 Fees. The Administrative Agent shall have received for the benefit of each Lender that executes and delivers a counterpart of this Agreement (each such Lender, a “Consenting Lender”), a fee in an amount equal to (i) [***] payable to Bank of America, N.A., (ii) [***] payable to Wells Fargo Bank, National Association and (iii) [***] payable to Siemens Financial Services, Inc.

6. Representations and Warranties. Each Obligor hereby jointly and severally represents and warrants to Administrative Agent and Lenders, that

6.1 the execution, delivery and performance by the Obligors of this Agreement:

(a) are within each Obligor’s corporate, limited liability company or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, and, if required, equity holder action (including, without limitation, any action required to be taken by any class of directors or other governing body of any Obligor or any other Person, whether interested or disinterested, in order to ensure the due authorization of the execution, delivery and performance by the Obligors of this Agreement);

(b) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or other equity holders or any class of directors or other governing body, whether interested or disinterested, of any Obligor or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, or could not reasonably be expected to have a Material Adverse Effect,

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(c) will not violate any Sanctions and Applicable Law or any Organic Documents of any Obligor or any Restricted Subsidiary, or any order of any Governmental Authority,

(d) will not violate or result in a default under any Material Contract, or give rise to a right thereunder to require any payment to be made by any Obligor or any Restricted Subsidiary and

(e) will not result in the creation or imposition of any Lien on any Property of any Obligor or any Restricted Subsidiary (other than the Liens created by the Loan Documents);

6.2 this Agreement has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

6.3 no Default or Event of Default (other than any Specified Default) has occurred and is continuing.

7. Reaffirmation. Each of the Obligors hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect. Each Obligor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

8. Miscellaneous.

8.1 Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

8.2 Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

8.3 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

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8.4 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties and their respective successors and assigns.

8.5 References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

8.6 Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document.

8.7 Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Loan Agreement. The Loan Agreement and each of the Loan Documents remain in full force and effect.

8.8 Entire Agreement. This Agreement constitutes the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter thereof.

8.9 Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Administrative Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

KEY ENERGY SERVICES, INC.

By	/s/ J. Marshall Dodson
Name: J. Marshall Dodson
Title: Senior Vice President, Chief Financial Officer & Treasurer

KEY ENERGY SERVICES, LLC.

By	/s/ J. Marshall Dodson
Name: J. Marshall Dodson
Title: Senior Vice President, Chief Financial Officer & Treasurer

[Signature Page to Second Amendment to Forbearance Agreement and

Amendment No. 2 to Loan Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By	/s/ Ajay Jagsi
Name: Ajay Jagsi
Title: Vice President

[Signature Page to Second Amendment to Forbearance Agreement and

Amendment No. 2 to Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ William Plough
Name: William Plough
Title: Vice President

[Signature Page to Second Amendment to Forbearance Agreement and

Amendment No. 2 to Loan Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By	/s/ Michael L. Zion
Name: Michael L. Zion
Title: Vice President

By	/s/ William Jentsch
Name: William Jentsch
Title: Vice President

[Signature Page to Second Amendment to Forbearance Agreement and

Amendment No. 2 to Loan Agreement]

SCHEDULE 1.1

to

Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	Revolver Commitment	Total Commitments
Bank of America, N.A.	$32,000,000.00	$32,000,000.00
Wells Fargo Bank, National Association	$32,000,000.00	$32,000,000.00
Siemens Financial Services, Inc.	$16,000,000.00	$16,000,000.00

		$80,000,000.00